UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                     October 1, 2009

ENDEAVOR EXPLORATIONS INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-52958	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 601, 980 Cooperage Way, Vancouver, British Columbia		V6B 0C3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (206) 338-2649

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of a letter of intent dated September 29, 2009 between Spidex Technologies and Endeavor Explorations Inc. (the “Letter of Intent”), Endeavor is currently negotiating for the acquisition of all of the right, title and interest in a mobile data technology for Smartphones (the “Technology”), also known as MDC GPS technology, that can run on GPS enabled Smartphones including Blackberry Storm 2, Apple iPhone, Palm Pre, and Google Andriod devices.  The Technology is a software application that will run in the background and will collect and transmit location data to a server.  Server applications will include location monitoring of vehicles, children and members of social networking groups.

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Endeavor has 60 days to complete its due diligence on the Technology.  During that time period, Endeavor will have the exclusive right to acquire the Technology on certain terms and conditions, including, among others, the payment of $5,000 to Spidex on the signing of the Letter of Intent and the issuance of 1 million restricted shares to Spidex with 30 days from entering into a more formal asset acquisition agreement.  Also, Spidex will agree to assist Endeavor in the further development and commercialization of the Technology and will be entitled to a partial royalty or partial payment if Endeavor sells its interest in the Technology.  See Exhibit 10.3 – Letter of Intent for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.3 and Exhibit 99.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.3 and Exhibit 99.1 is incorporated herein by reference.

Item 8.01.  Other Events.

On September 30, 2009, Endeavor issued a press release announcing that it has entered into a letter of intent to acquire certain technology.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.3	Letter of Intent dated September 29, 2009 between Spidex Technologies Endeavor Explorations Inc.	Included
99.1	Press release dated September 30, 2009 announcing the letter of intent for the acquisition of technology.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Endeavor Explorations Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

ENDEAVOR EXPLORATIONS INC.

Dated:  October 1, 2009                                                                           By:  /s/ Belkis Jimenez Rivero
Belkis Jimenez Rivero – Director and CEO

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Exhibit 10.3

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Spidex Technologies
P.O. Box 025207
#PTY 14675,
Miami, FL
 USA

September 29, 2009
Endeavor Explorations Inc.
980 Cooperage Way
Suite 601
Vancouver, British Columbia
Canada
V6B 0C3

Attention: Belkis Jimenez Rivero, President

Dear Ms. Jimenez Rivero:

Re:           Asset Acquisition Agreement – MDC GPS

This non-binding letter of intent sets out our understanding with respect to entering into a asset acquisition agreement (the “Agreement”) with Spidex Technologies (“Spidex”) and Endeavor Explorations Inc. (“Endeavor”) to acquire Spidex’s technology known as MDC GPS (the “Technology”).

We have represented to you that we are developing mobile data technology for smart phones and you have represented to us that you would like to acquire the Technology pursuant to the terms and conditions of a more formal agreement (the “Agreement”).

The terms and conditions of the Agreement will include, among others, the following:

(A)
the consideration for the asset acquisition will be 1,000,000 restricted shares of the common stock of Endeavor at a deemed price of $0.10 per share, which will be issued or transferred to Spidex within 30 days from execution of the Agreement;

(B)	Endeavor will advance Spidex US$5,000 within 10 days of the signing of this non-binding letter of intent;

(C)	Endeavor will engage Spidex to further develop and commercialize the Technology and will pay Spidex US$12,000 per month for a period of one year;

(D)
Endeavor will grant Spidex an unrestricted license to use and modify the Technology that will trigger in the case that Endeavor does not achieve sales at a reasonable commercial level within one year from the date that the Technology is ready for commercial sales; and

(E)	subject to approval of Spidex, which approval will not be unreasonably withheld, Endeavor will have the right to assign it’s entire interest in the Technology subject to the following provisions:

a.
if the assignment is for a combination of cash payment and royalties, Endeavor will be entitled to retain all cash payments and 50% of the royalty, provided that if the royalty being granted is less than 5% Spidex will be entitled to a minimum 2.5% royalty and Spidex will be entitled to the difference, if any;

b.
if the assignment is for cash consideration only, with no royalty payable, Endeavor will be entitled to retain the first US$150,000 of the cash consideration to be paid, with 70% of the balance of the cash consideration payable to Endeavor and the remaining 30% payable to Spidex.

Any refusal of approval by Spidex will not be considered reasonable if the transaction that is the subject of the refusal is in accordance with internationally accepted standards for the licensing of technology similar to the Technology.

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The parties agree forthwith upon execution of this letter to commence preparation of the Agreement that will be in a form acceptable to counsel for each of the parties and will be executed within 60 days of the date of this letter of intent.  Notwithstanding the non-binding nature of this letter Spidex agrees that it will be legally bound not to negotiate with any other party or offer or seek to negotiate an agreement with any other party during the aforesaid 60 day period.

Please sign where indicated below to indicate your concurrence with our understanding.

Yours truly,

Spidex Technologies

Per:  /s/ Greg Corcoran
Greg Corcoran,
Proprietor

Agreed,
Endeavor Explorations Inc.

Per:  /s/ Belkis Jimenez Rivero
Belkis Jimenez Rivero,
President

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Exhibit 99.1

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Endeavor Explorations Inc.
980 Cooperage Way, Suite 601
Vancouver, British Columbia
V6B 0C3
Telephone/Facsimile: (206) 338-2649

OTC: BB Symbol:  EAVR September 30, 2009

PRESS RELEASE

Negotiations for Acquisition of MDC GPS Technology

Endeavor Exploration Inc. is currently negotiating for the acquisition of a mobile data technology for Smartphones (the “Technology”), also known as MDC GPS technology, that can run on GPS enabled Smartphones including Blackberry Storm 2, Apple iPhone, Palm Pre, and Google Andriod devices.  The Technology is a software application that will run in the background and will collect and transmit location data to a server.  Server applications will include location monitoring of vehicles, children and members of social networking groups.

Endeavor has signed a non-binding letter of intent with the owner of the Technology, which gives Endeavor 60 days to complete its due diligence on the Technology and the owner.  During that time period, Endeavor will have the exclusive right to acquire the Technology.

Upon completion of its due diligence and the conclusion of the negotiations of the terms and conditions for the acquisition of the Technology, to the satisfaction of management, Endeavor will enter into a more formal agreement that will set out the final terms and conditions of the acquisition of the Technology.

On behalf of the Board of Directors,

  /s/ Belkis Jimenez Rivero

Belkis Jimenez Rivero
President & CEO

Tel/Fax: (206) 338-2649 email: endeavorexplorationsinc@yahoo.com

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including but not limited to statements relating to the Company's mineralized uranium materials, timing of receipt of mining permits, production capacity of mining operations planned for properties in planned dates for commencement of production at such properties, revenue, cash generation and profits are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include, but are not limited to, the spot price of uranium, weather conditions, operating conditions at the Company's mining projects, government regulation of the mining industry and the nuclear power industry, the world-wide supply and demand of uranium, availability of capital, timely receipt of mining and other permits from regulatory agents and other factors which are more fully described in the Company's documents filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release. This communication to shareholders and the public contains certain forward-looking statements. Actual results may differ materially from those indicated by such statements. All statements, other than statements of historical fact, included herein, including, without limitations statements regarding future production, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. No Stock Exchange has reviewed nor accepts responsibility for the adequacy or accuracy of this release.

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